UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 2, 2012

TARGET ACQUISITIONS I, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53328	26-2895640
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village, Zhuolu County, Zhangjiakou, Hebei Province, China, 075600
 (Address of principal executive offices)

86-313-6732526
 (Registrant's telephone number, including area code)

56 Laenani Street
Haiku, HI 96708
 (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

              In response to a letter of comment dated June 22, 2012 Target Acquisitions I, Inc. (the “Company”) received from the staff of the Division of Corporation Finance, Securities Exchange Commission (the “SEC”), which among other things, asked whether the asset retirement cost and restoration obligation relating to remediation at the Zhuolu Mine with respect to the operations of the Company’s variable interest entity, Zhuolu Jinxin Mining Co., Ltd., included in the consolidated financial statements of the Company required an adjustment to the consolidated financial statements of the Company filed since the Company acquired China Real Fortune Mining Limited in a reverse acquisition transaction on October 1, 2011.

              On July 2, 2012, the Board of Directors of the Company concluded, based on the recommendation of its accounting staff and management and after consultation with Goldman Kurland and Mohidin, LLP, the Company's independent registered public accounting firm, that the Company’s consolidated financial statements as of and for the years ended December 31, 2011, and 2010 which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Form 10-K”), as well as its unaudited consolidated financial statements as of and for the quarterly period ended March 31, 2012 and March 31, 2011, which were included in the Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2012 (“First Quarter 2012 Form 10-Q”), as well as the financial statements of China Real Fortune Mining Limited and Zhuolu Jinxin Mining Co., Ltd. included in the Form 8-K filed with the SEC with respect to the acquisition of China Real Fortune Mining Limited, and any amendments thereto (the “Form 8-K Financial Statements of the Acquired Entities”), could no longer be relied upon due to the need to make adjustments relating to the asset retirement cost and restoration obligation relating to remediation at the Zhuolu Mine reported in the financial statements included in those reports, and that those financial statements need to be restated as described below and that investor's should no longer rely upon those consolidated financial statements. The Company will file amendments to its 2011 Form 10-K, First Quarter 2012 form 10-Q and the Form 8-K relating to the acquisition of China Real Fortune Mining Limited to restate the financial statements included therein as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2012

Target Acquisitions I, Inc.
(Registrant)

/s/ Changkui Zhu
Changkui Zhu
Chief Executive Officer